Exhibit 99.1

Merriman Curhan Ford & Co. Conference Merger with September 20, 2006

Important Additional Information Regarding the Merger will be filed with the SEC. In connection with the solicitation of proxies from the shareholders of INVESTools to, among other things, approve the issuance of INVESTools common stock in connection with the proposed merger, INVESTools will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by INVESTools at the SEC website at http:// www.sec.gov. The proxy statement and other documents also may be obtained for free from INVESTools by directing such request to INVESTools Inc., Attention: Investor Relations, 13947 South Minuteman Drive, Draper, Utah 84020 or email at investor.relations@investools.com. INVESTools and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from its stockholders in connection with, among other things, the approval of the issuance of INVESTools common stock in connection with the proposed merger. Information concerning the interests of INVESTools’ participants in the solicitation, which may be different than those of INVESTools stockholders generally, is set forth in INVESTools’ proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be set forth in the proxy statement when it becomes available. 2

INVESTools Investor Education Cautionary Statements All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe”, “intend,” “expect”, “may”, “could”, “would”, “will”, “should”, “plan”, “project”, “contemplate”, “anticipate”, or similar statements.  Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However,  a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the ability to successfully integrate acquired and potential additional operating companies;the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time INVESTools’  SEC filings. The forward-looking statements are made only as of the date hereof and the Company assumes no obligation to publicly update or revise the forward-looking statements whether as a result of new information, future events, or otherwise. INVESTools is not a broker-dealer or otherwise engaged in the business of effecting transactions in securities. INVESTools is not an investment advisor or otherwise a provider of investment advice or investment recommendations. 3

INVESTools Investor Education Non-GAAP Financial Disclosures The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure.  In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein. INVESTools uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments.  STV is consistent with the amount of cash receipts from selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “adjusted EBITDA” as a valuable representation of the Company’s operating performance.  Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, other non-cash items, income taxes and 90% of the net change in deferred revenue, which is intended to reflect the expected fulfillment costs associated with such revenues. Free cash flow is defined as Adjusted EBITDA less capital expenditures and before certain non-operating expenses and taxes. The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company.  Similar measurements are used by companies within the industry, as well as by companies outside the industry that provide products and services in which cash is collected in full at the time of the sale with fulfillment occurring over an extended period of time. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements. 4

Our Mission To build the leading brand in investor education We are the Leader in Investor Education In the power of investor education In continuous product upgrades and innovation That every student deserves to succeed WE BELIEVE 5

Education Trends are in Our Favor 6 RETAIL INVESTOR ACCESS TO INFORMATION BABY BOOM RETIREMENT ELIMINATION OF PENSION PLANS OPTIONS TRADING GROWTH SOCIAL SECURITY INSTABILITY ONLINE ADULT EDUCATION PENETRATION

INVESTOOLS® INVESTOR EDUCATION

Listening to the Needs of Our Students

7

2002 - 2004
Students solicit IEDU for brokerage recommendation

1H 2005
IEDU students extended preferred terms with OXPS

Partner

2H 2005
IEDU students extended preferred terms with CyberTrader

Build

Q1 2006
Interviewed Brokerage Executives

Q2 2006
IEDU PHD Students set up call with CEO of thinkorswim

Buy

Q3 06
IEDU and thinkorswim sign merger agreement

thinkorswim

thinkorswim

8 Barron’s ranked thinkorswim #1 for options traders, March 2006 Annual account churn rate of 12%, significantly lower than industry average LTM retail account growth of 60% despite total marketing spend of only $1.6 million Overview Retail-focused brokerage firm Software-based and web-based trading platforms Revolutionized the option industry by offering high-end functionality to retail customers Customer & Industry Validation Financials1 Growth LTM Revenue(1) $45.1m LTM Net Income(1) $11.2m (1) LTM Revenue and Net Income for the twelve month period ending June 30, 2006; 2004, 2005 and LTM net income adjusted for certain items. Overview of thinkorswim 133% 36% -50% 0% 50% 100% 150% Q1 04 Q3 04 Q1 05 Q3 05 Q1 06 Indexed DART Growth thinkorswim Industry Growth $- $10 $20 $30 $40 $50 2003 2004 2005 LTM $ millions Revenue Net Income

Merger with thinkorswim (“ToS”); Total Consideration of $340 million, consisting of: $170 million in cash 19.1 million IEDU shares thinkorswim shareholders will own 30% of IEDU 2 Board seats of 8 member IEDU Board thinkorswim employees are eligible for a $20 million retention pool which are paid over 3 years and IEDU options which vest over 4 years: 1.1 million at market, 1.1 million @ 150% of market $125 million Senior term facility from JP Morgan Chase Bank N.A. Closing is subject to NASD and shareholder approval Transaction Summary 9 Key Transaction Terms

INVESTools® INVESTOR EDUCATION

Brokerage Valuation Statistics

10

LTM P/E Multiple


40x
30x
20x
10x
0x
30x
28x
23x
19x
26x
26x
ToS w/out synergies
OXPS
ET
AMTD
TRAD
SCHW
Peer Median
25.8x

2007 P/E Multiple


40x
30x
20x
10x
0x
20x
15x
19x
14x
15x
20x
19x
ToS w/out synergies
ToS w/ synergies
OXPS
ET
AMTD
TRAD
SCHW
Peer Median
19.0x

2 Year Historical EPS Growth & LTM P/E/G


2 Yr Hist EPS Growth
LTM P/E/ 2 Yr Hist EPS Growth
% 2yr EPS Growth
P/E/G
100 %
50 %
0 %
2.0x
1.8x
1.5x
1.3x
1.0x
0.8x
0.5x
0.3x
0.0x
98 %
35 %
14 %
26 %
23 %
29 %
ToS w/out synergies
OXPS
ET
AMTD
TRAD
SCHW
1.0x

Expected P/E Ratio


Proj 2008 EPS Growth %
P/E/G Ratio
2008 EPS Growth07
P/E/G
100 %
50 %
0 %
2.0x
1.8x
1.5x
1.3x
1.0x
0.8x
0.5x
0.3x
0.0x
25 %
32 %
18 %
11 %
21 %
24 %
19 %
ToS w/out synergies
ToS w/ synergies
OXPS
ET
AMTD
TRAD
SCHW
1.0x

LTM = "Last 12 Months" ended 6/30/2006; Estimates and prices taken from FactSet as of 9/18/2006.

thinkorswim

1. Strategic Rationale 2. Background on thinkorswim 3. Integration Plans, Synergies & Capital Structure 11

INVESTools students are extremely sophisticated and active customers 12 Sophistication and Activity of Accounts ToS Source: Research completed by Markitecture and Company information. INVESTools students are very attractive brokerage customers AMTDSCHWOXPSETIEDU-10020406080100120140160Annualized Trades per Account - 2Q 2006Relative Sophisitcation of Customer

13 Trading more actively and more options than the general public % of Total IEDU Brokerage Accounts Opened IEDU’s students are active compared to the general public… …And need strong option trading functionality Source: Research completed by Markitecture and Company information. 10.0% 66.0% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% General Public IEDU Students % Trading > 25x per Year OXPS 86% Cyber 14% 70.0% 85.4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% % of Last 6 months IEDU STV from Continuing Education % of Continuing Education that is Options Content

Partner Referrals for Period from April 1, 2005 until June 30, 2006 Partner Referral Overview 14 Net New OXPS Accounts (1) 77,700 New IEDU Accounts opened at OXPS (2) 19,796 87% New IEDU Accounts as % of Total Net New OXPS Accounts 25% New IEDU Accounts opened at Cyber (3) 2,993 13% Total New Accounts opened at OXPS and Cyber 22,789 100% 1 Source: OXPS Press Release 2 Funded & Unfunded Accounts, Source: OXPS Report to IEDU 3 Funded & Unfunded Accounts, Source: Cyber Report to IEDU

…from which INVESTools reaps minimal benefit currently 15 Cost to Acquire ~ $3,200 Current Enterprise Value per Customer ~ $107 ~ $3,600 ~ $7,600

The Merger with thinkorswim will create a “New” INVESTools Leading Provider of Investor Education Leading Provider of Brokerage Services RATIONALE Complementary Creates sophisticated, self-directed investors Serves sophisticated, self-directed investors Identical 250,000+ Graduates 15,300+ funded accounts Cross-sale LTM STV1 of $221m, Free cash flow1 of $31m LTM Revenue2 of $45m, Free cash flow 2 of $14m Accretive to IEDU Shareholders The “New” INVESTools Unique Product Offering vs Competition High margin, high growth Pro Forma Enterprise Value of $750m 16 (1) “STV” = Sales Transaction Volume; Free Cash Flow is before Income Taxes; “LTM” = Latest twelve months; Financial information for the twelve month period ending June 30, 2006; See reconciliation to non-GAAP financial measures (2) Free Cash Flow is before Income Taxes; Financial information for the twelve month period ending June 30, 2006, adjusted for certain items.

17 1. Strategic Rationale 2. Background on thinkorswim 3. Integration Plans, Synergies & Capital Structure

18 Formed in 1999 by Tom Sosnoff and Scott Sheridan, two former CBOE traders Strong focus on Education through Option Planet and RED Option Platform powerful for sophisticated traders, but simple enough for novices thinkorswim: Overview Development and maintenance of institutional platform (thinkpipes) thinklink order management system Asset Management Option Planet RED Option Retail and institutional brokerage TECHNOLOGIES INCORPORATED SERVICES

19 WEB-BASED APPLICATION #1 Portfolio Analysis and Reports // #2 Research #1 Trade Technology #2 Trade Execution In Barron's 2006 "Annual Review of Online Brokers" thinkorswim was the only broker to achieve a 4 ½ star rating (the highest) for both web-based and software-based platforms thinkorswim: 3rd Party Validation DESKTOP CLIENT "Best for options traders”

20 thinkorswim: Accelerating Customer Growth with minimal churn New Retail Accounts & Retail Churn Rates Funded Retail Accounts :15,300+ Ranked #1 “Best for Option Traders” Ranked #2 Online Broker Note: Churn equal to closed accounts divided by beginning accounts; Annualized churn calculated by annualizing the quarterly churn for the period. - 500 1,000 1,500 2,000 2,500 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Quarterly New Accounts 0% 5% 10% 15% 20% 25% Annualized Churn New Accounts Churn

Indexed Retail DART1 Growth (1) Daily Average Revenue Trades Note: OXPS accounts include funded and unfunded accounts; ToS accounts include retail funded accounts only. 21 Indexed Retail Account Growth thinkorswim: Accelerating Account & DART Growth relative to Industry Peers 144% 177% 15% -10% 0% -25% 0% 25% 50% 75% 100% 125% 150% 175% 200% Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 thinkorswim OXPS AMTD SCHW ET 133% 108% 45% 41% -50% -25% 0% 25% 50% 75% 100% 125% 150% Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 thinkorswim OXPS AMTD SCHW

Annualized Trades per Retail Account Over Time thinkorswim: Active Customer Base Note: OXPS accounts include funded and unfunded accounts; ToS includes funded retail accounts; SCHW accounts equal to all active trading accounts. 22 139 38 19 9 12 - 50 100 150 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 thinkorswim OXPS AMTD SCHW ET

Pretax Income per Retail Account – 2Q 2006 Operating Expense per Trade – 2Q 2006 Peer Group Average: $17.10 Note: thinkorswim calculations include retail operating expense and pretax income only. thinkorswim: Profitability Drivers 23 Peer Group Average: $90 $10.40 $9.93 $18.34 $23.13 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 $60 thinkorswim OXPS AMTD ET $318 $152 $62 $55 $0 $100 $200 $300 thinkorswim OXPS AMTD ET

(1) LTM Pretax Income for the 12-month period ending 6/30/2006 adjusted for certain non-operating expenses. Retail Pretax Income Margin 48% thinkorswim: Segmented Profitability 24 Retail brokerage (LTM 64% of Revenue & 87% of Pretax Income) Institutional Brokerage (LTM 36% of Revenue & 13% of Pretax Income) Serves Various Types of Institutional Customers Proprietary Traders Market Makers Hedge Funds Retail LTM Pretax Income1 Margin Institutional LTM Pretax Income1 Margin Institutional Pretax Income Margin 12% $- $10 $20 $30 $40 Retail Revenue ($ millions) Pretax Income Operating Expenses $- $10 $20 $30 $40 Institutional Revenue ($ millions) Pretax Income Operating Expenses thinkorswim: Summary 25 Faster Retail DART Growth than any of its peers Minimal churn leads to greater lifetime value Average Retail Customer Equity of $50,000+, with $900 million+ in Customer Assets Total Trading Volumes make ToS Leading Industry Player August Customer DARTS of 25,000+ August Customer Option Contracts of 4.0m+ August Customer Stock Shares traded of 133 million+ Opportunity to Improve Operating Margins Improved execution & clearing costs Leverage G&A base of INVESTools Technology Integration

1. Strategic Rationale 2. Background on thinkorswim 3. Integration Plans, Synergies & Capital Structure 26

Integration team in place Launch today of ToS Paper Trading Application on IEDU site Right-click functionality from Investor Toolbox to Execution within 6 months Executed Marketing Agreement with ToS 27 Integration Plans are Already Underway

28 Customer Acquisition Goals based on Conversion of Accounts to Partners 40,000+ 5-Step workshop course graduates each year Target Conversion: 20% 12,000+ continuing education bundles sold each year Target Conversion: 35% 85,000+ current toolbox users Target Conversion: 10% 42,700 12,737 83,700 67,000 68,000 73,400 75,330 8,370 0 50,000 100,000 Q3 05 Q4 05 Q1 06 Q2 06 18,100 33,100 43,800 34,160 8,540 0 25,000 50,000 2003 2004 2005 LTM 7,695 9,356 9,254 3,483 0 3,000 6,000 9,000 12,000 15,000 2004 2005 LTM

Achievable Customer Activity Levels 29 Synergy Scenario Results Opportunity % Expected LTM Graduates 40,000+ 20% 8,000 Upsells 12,000+ 35% 4,200 Toolbox Users 85,000+ 10% 8,500 IEDU Accounts Added to Brokerage added in Year 1 20,000+ Assumptions TOS IEDU Annual Trades per Account 139 55 Annual Credit + Debit Balance per Account $22k $7k

Valuation Considerations 30 P/ELTM 6/30/2006 Net Income $11.2 million 30.3x Projected 2006 ToS Net Income $12.5 million 27.2x Projected 2007 ToS Net Income $16.6 million 20.5x Expected Synergies Realized in 2007 Revenue $14.6 million Net Income $6.2 million Projected 2007 Net Income with Synergies $22.8 million 14.9x Without any synergies, Merger is Dilutive in Year 1 following closing With Expected Synergies, Merger is Accretive in Year 1 following closing Equity Purchase Price of $340.0 million

31 Pro Forma Capital Structure ($ in millions) $125m $625m $750m Pro Forma Summary Ownership Pro Forma Capital Structure Senior Debt Common Shares Issued to ToS Existing Common Equity Debt and Equity Existing Retail 33% thinkorswim 30% Existing IEDU Institutional 30% IEDU Insiders 7%

In Summary Leading a new model for the retail investor IEDU/ToS will create leading integrated education and execution platform Significant leverage in the combination Product innovation Technology leadership Financially attractive to shareholders Expands LTV Creates a stronger annuity income stream 32

Combined Sales Transaction Volume and Revenue and Free Cash Flow1 33 (1) Free Cash Flow is before cash taxes. See reconciliation of non-GAAP financial measures. Accretive to INVESTools LTM Combined STV / Revenue: $265m LTM Combined Free Cash Flow: $45m - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Sales Transaction Volume (000s) -$2 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $22 Free Cash Flow ($ millions) Combined STV IEDU Free Cash Flow Combined Free Cash Flow

34 Appendix

INVESTools® INVESTOR EDUCATION

Reconciliation of Non-GAAP Financial Measures

35

INVESTools Reconciliation of Non-GAAP Financial Measures

($ in millions)	Q1-04	Q2-04	Q3-04	Q4-04	Q1-05	Q2-05	Q3-05	Q4-05	Q1-06	Q2-06	12 month period ended 6/30/2006
GAAP revenue	$23.2	$25.1	$23.9	$25.0	$30.6	$34.2	$37.0	$36.8	$38.8	$38.4	$151.0
Plus: Change in deferred revenue	$2.7	$5.0	$6.3	$11.5	$11.3	$11.6	$1.5	$13.2	$19.9	$35.0	$69.6
Sales Transaction Volume (STV)	$25.9	$30.1	$30.2	$36.5	$41.9	$45.7	$38.5	$50.0	$58.7	$73.4	$220.6
GAAP net income	($0.2)	($1.6)	($3.2)	($6.7)	($9.3)	($6.3)	$4.0	($4.2)	($9.9)	($20.3)	($30.4)
Plus: Depreciation and amortization	$0.2	$0.2	$0.2	$0.4	$0.5	$0.6	$0.6	$0.9	$1.1	$1.2	$3.8
Plus: Other non-cash items	$0.4	$0.5	$0.6	$1.2	$0.6	$0.9	$0.6	$1.8	$0.6	$2.0	$5.0
Plus: 90% of the net change in deferred revenue	$2.7	$4.6	$5.6	$10.0	$9.9	$10.4	$1.4	$11.5	$17.9	$31.5	$62.3
Plus: Income taxes	$0.0	$0.0	$0.0	($0.1)	$0.0	$0.0	$0.0	$0.1	$0.0	$0.0	$0.1
Adjusted EBITDA	$3.1	$3.7	$3.1	$4.8	$1.7	$5.6	$6.6	$10.1	$9.7	$14.4	$40.8
GAAP net income	($0.2)	($1.6)	($3.2)	($6.7)	($9.3)	($6.3)	$4.0	($4.2)	($9.9)	($20.3)	($30.4)
Plus: Depreciation and amortization	$0.2	$0.2	$0.2	$0.4	$0.5	$0.6	$0.6	$0.9	$1.1	$1.2	$3.8
Plus: Other non-cash items	$0.4	$0.5	$0.6	$1.2	$0.6	$0.9	$0.6	$1.8	$0.6	$2.0	$5.0
Plus: 90% of the net change in deferred revenue	$2.7	$4.6	$5.6	$10.0	$9.9	$10.4	$1.4	$11.5	$17.9	$31.5	$62.3
Plus: Income taxes	$0.0	$0.0	$0.0	($0.1)	$0.0	$0.0	$0.0	$0.1	$0.0	$0.0	$0.1
Less: Capital expenditures	($0.2)	($0.2)	($0.4)	($0.7)	($2.0)	($2.1)	($1.6)	($3.1)	($2.3)	($3.1)	($10.1)
Free cash flow	$2.9	$3.5	$2.7	$4.1	($0.3)	$3.5	$5.0	$7.0	$7.4	$11.3	$30.7

thinkorswim

36 thinkorswim Reconciliation of Non-GAAP Financial Measures Reconciliation of Non-GAAP Financial Measures 12 month period ended ($ in millions) Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 6/30/2006 GAAP net income $0.3 ($1.3) $0.5 $0.6 ($0.2) $1.8 $2.8 $3.0 $7.5 Plus: Certain non-operating expenses $0.0 $2.2 $0.0 $0.5 $2.2 $1.3 $0.0 $0.3 $3.7 Net income, as adjusted $0.3 $0.9 $0.5 $1.0 $1.9 $3.1 $2.9 $3.3 $11.2 Less: Interest Income ($0.0) ($0.0) ($0.0) ($0.0) ($0.0) ($0.1) $0.0 $0.0 ($0.1) Plus: Income taxes $0.3 ($0.8) $0.3 $0.6 $0.3 $0.4 $1.7 $1.9 $4.3 Pre-tax income, as adjusted $0.5 $0.1 $0.8 $1.6 $2.2 $3.5 $4.6 $5.2 $15.4 Plus: Depreciation and amortization $0.2 $0.4 $0.2 $0.2 $0.2 $0.3 $0.5 $0.5 $1.5 EBITDA $0.7 $0.5 $1.0 $1.8 $2.4 $3.8 $5.1 $5.7 $17.0 Less: Capital expenditures ($0.6) ($0.3) ($0.4) ($0.4) ($0.4) ($0.9) ($0.7) ($0.7) ($2.7) Free cash flow $0.1 $0.2 $0.6 $1.4 $2.0 $2.9 $4.3 $5.0 $14.3

Brokerage Valuation Statistics 37 (in millions, except per share data) 2-Year EPS Per Share Equity Price / Earnings Hist. EPS LTM Forward Revenue Growth Growth Ticker Price Value LTM 2006 2007 Growth % P/E/G P/E/G LTM 2006 2007 2008/2007 ToS NA $340.0 30.3x 27.2x 20.5x 97.7% 0.3x 0.8x 152.6% 25.0% ToS with synergies 19.5x 18.2x 14.9x 0.5x 32.0% SCHW $17.49 $22,822.4 26.1x 22.1x 19.0x 29.4% 0.9x 1.0x 16.7% 17.9% 11.7% 19.1% ET $24.59 $11,033.1 18.9x 16.7x 14.2x 14.3% 1.3x 1.4x 42.9% 43.4% 10.5% 10.5% OXPS $29.11 $1,831.4 28.0x 25.8x 19.0x 33.9% 0.8x 1.1x 66.1% 45.1% 28.9% 17.5% AMTD $18.00 $11,244.9 18.8x 20.2x 15.0x 26.3% 0.7x 0.7x 74.0% 85.4% 17.7% 20.5% TRAD $15.74 $736.4 25.8x 24.2x 20.4x 23.4% 1.1x 0.8x 37.3% 26.4% 17.3% 24.2% Mean 23.5x 21.8x 17.5x 25.5% 1.0x 1.0x 47.4% 43.6% 17.2% 18.4% Median 25.8x 22.1x 19.0x 26.3% 0.9x 1.0x 42.9% 43.4% 17.3% 19.1% (1) thinkorswim earnings numbers adjusted for certain non-operating charges. (2) LTG rate equal to 2008 EPS growth; Source: FactSet (3) LTM P/E/G equal to LTM P/E divided by 2-year historical eps growth rate. (4) Forward P/E/G equal to 2007 P/E divided by 2008 eps growth rate.

thinkorswim: Revenue Drivers 38 Average Commissions per Trade $12.67 $18.05 $14.04 $13.47 $12.23 $5 $10 $15 $20 $25 $30 $35 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 thinkorswim OXPS AMTD SCHW ET

Quarterly Results Notes: Adjusted for certain non-operating expenses; Free cash flow is before income taxes. For the LTM Period ending 6/30/2006: Revenue $45.1m Free Cash Flow $14.3m Free Cash Flow Margin 32% 39 thinkorswim: Overall Profitability $0.1 $0.2 $0.6 $1.4 $2.0 $3.0 $4.3 $5.0 $3.6 $5.0 $4.0 $5.2 $7.3 $9.7 $13.2 $15.0 $- $2 $4 $6 $8 $10 $12 $14 $16 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Net Income and Revenue ($ millions) 0% 5% 10% 15% 20% 25% 30% 35% 40% Free Cash Flow Revenue Free Cash Flow Margin